Preferred Stock	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Equity [Abstract]
Preferred Stock [Text Block]
8.	Preferred Stock

The Company is authorized to issue preferred stock in one or more series and containing such rights, privileges and limitations, including voting rights, dividend rates, conversion privileges, redemption rights and terms, redemption prices and liquidation preferences, as the Board may, from time to time, determine.  No shares of the Preferred Stock have been issued.

7. Preferred Stock

The Company is authorized to issue Preferred Stock, in one or more series and containing such rights, privileges and limitations, including voting rights, dividend rates, conversion privileges, redemption rights and terms, redemption prices and liquidation preferences, as the Board may, from time to time, determine. No shares of the Preferred Stock have been issued.